UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2015

ADVAXIS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28489	02-0563870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 College Road East

Princeton, New Jersey, 08540

(Address of Principal Executive Offices)

(609) 452-9813

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act.

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ]  Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2015, the Board of Directors (the “Board”) of Advaxis, Inc. (the “Company”) appointed The Honorable Tom Ridge to the Board. Governor Ridge will serve as a director until his term expires at the 2016 annual meeting of stockholders, at which time he will stand for election by the Company’s stockholders. The Board announced Governor Ridge’s appointment via press release on August 13, 2015. A copy of the press release is being filed as Exhibit 99.1 and incorporated in this Item by reference.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits.

99.1 Press Release of Advaxis, Inc., dated August 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVAXIS, INC.
(Registrant)

By:	/s/ Daniel J. O’Connor
Daniel J. O’Connor
President and Chief Executive Officer

Date: August 13, 2015

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release of Advaxis, Inc., dated August 13, 2015.